UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
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ASCENT SOLAR TECHNOLOGIES, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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June 23, 2017
Dear Stockholder:
You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Ascent Solar Technologies, Inc. to be held on August 3, 2017. The meeting will be held at the Ascent Solar offices, 12300 Grant Street, Thornton, Colorado 80241, beginning at 2:00 p.m. Mountain Time. At this year’s Annual Meeting, our stockholders will be asked (i) to elect one Class 3 director, (ii) to ratify the selection of Hein & Associates LLP as our independent registered public accounting firm, and (iii) to conduct an advisory vote on the compensation of our executive officers. Additional information about the Annual Meeting is given in the attached Notice of 2017 Annual Meeting of Stockholders and Proxy Statement.
In accordance with rules adopted by the Securities and Exchange Commission, we are pleased to again furnish these proxy materials to stockholders primarily over the Internet, rather than in paper form. We believe these rules allow us to provide our stockholders with expedited and convenient access to the information they need, while helping to conserve natural resources and lower the costs of printing and delivering proxy materials.
Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. Voting your proxy will ensure your representation at the Annual Meeting. If you attend the Annual Meeting in person, you may vote your shares in person even though you have previously given your proxy.

Sincerely,

Victor Lee
President and Chief Executive Officer

ASCENT SOLAR TECHNOLOGIES, INC.
12300 North Grant Street
Thornton, Colorado 80241
(720) 872-5000
NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS
August 3, 2017
at 2:00 p.m. Mountain Time
TO OUR STOCKHOLDERS:
NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Ascent Solar Technologies, Inc., a Delaware corporation, will be held on August 3, 2017, at 2:00 p.m. Mountain Time at the Ascent Solar offices, 12300 Grant Street, Thornton, Colorado 80241, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

1.	ELECTION OF DIRECTORS. To elect one Class 3 director to serve until the 2020 annual meeting of stockholders and his successor has been elected and qualified;

2.	RATIFICATION OF AUDITORS. To ratify the Audit Committee’s appointment of Hein & Associates LLP as our independent registered public accounting firm for the year ending December 31, 2017.

3.	NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION. To approve a non-binding resolution on the Company's compensation of its executive officers.

4.	ANY OTHER BUSINESS that may properly come before the Annual Meeting or any adjournments or postponements thereof.
Stockholders who owned shares of our common stock at the close of business on June 21, 2017 are entitled to receive notice of, attend and vote at the Annual Meeting and any adjournment or postponement thereof. A complete list of these stockholders will be available at our corporate offices listed above during regular business hours for the ten days prior to the Annual Meeting.
Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. If you received notice of how to access the proxy materials over the Internet, a proxy card was not sent to you, but you may vote by telephone or online. If you received a proxy card and other proxy materials by mail, you may vote by mailing a completed proxy card, by telephone or online. For specific voting instructions, please refer to the information provided in the following Proxy Statement, together with your proxy card or the voting instructions you receive by e-mail or that are provided via the Internet.
The Board of Directors recommends stockholders vote FOR the Class 3 director nominee and FOR Proposals 2 and 3.

By Order of the Board of Directors

Victor Lee
President and Chief Executive Officer
Thornton, Colorado
June 23, 2017
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on August 3, 2017 — The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (as amended) are available at www.ascentsolar.com.

ASCENT SOLAR TECHNOLOGIES, INC.
12300 North Grant Street
Thornton, Colorado 80241
(720) 872-5000
 ___________________
PROXY STATEMENT
 ___________________

Your proxy is being solicited by the Board of Directors (the “Board”) of Ascent Solar Technologies, Inc., a Delaware corporation, for use at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 2:00 p.m. Mountain Time on August 3, 2017, or at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement. The Annual Meeting will be held at the Ascent Solar offices, 12300 Grant Street, Thornton, Colorado 80241.
These proxy materials are first being provided on or about June 23, 2017 to all stockholders as of the record date, June 21, 2017. Stockholders who owned our common stock at the close of business on June 21, 2017 are entitled to receive notice of, attend and vote at the Annual Meeting. On the record date, there were 6,658,717,584 shares of our common stock outstanding.
This Proxy Statement is being furnished to you with a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “Annual Report”), which was filed with the Securities and Exchange Commission (the “SEC”) on April 17, 2017 and amended on May 1, 2017. We will provide, without charge, additional copies of our Annual Report upon request. Any exhibits listed in the Annual Report also will be furnished upon request at the actual expense we incur in furnishing such exhibit to you. Any such requests should be directed to our Corporate Secretary at our executive offices set forth above.
References to the “Company,” “Ascent Solar,” “our,” “us” or “we” mean Ascent Solar Technologies, Inc.

VOTING AND RELATED MATTERS
Voting Procedures
As a stockholder of Ascent Solar, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are discussed below. Each share of our common stock you owned as of the record date entitles you to one vote on each proposal presented at the Annual Meeting.
Methods of Voting
You may vote over the Internet, by telephone, by mail or in person at the Annual Meeting.
Voting over the Internet. You can vote via the Internet. The website address for Internet voting and the instructions for voting are provided on your Notice or proxy card. You will need to use the control number appearing on your Notice or proxy card to vote via the Internet. If you vote via the Internet you do not need to vote by telephone or return a proxy card.
Voting by Telephone. You can vote by telephone by calling the toll-free telephone number provided on your proxy card. You will need to use the control number appearing on your Notice or proxy card to vote by telephone. If you vote by telephone you do not need to vote over the Internet or return a proxy card.
Voting by Mail. If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. You may also download the form of proxy card off the Internet and mail it to us. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.
Voting in Person at the Meeting. If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record, and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.
Revoking Your Proxy
You may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must:

•	enter a new vote over the Internet or by telephone, or by signing and returning a replacement proxy card;

•	provide written notice by August 3, 2017 of the revocation to our Corporate Secretary at our principal executive offices, which are located at 12300 North Grant Street, Thornton, Colorado 80241; or

•	attend the Annual Meeting and vote in person.
Quorum and Voting Requirements
Stockholders of record at the close of business on June 21, 2017 are entitled to receive notice and vote at the meeting. On the record date, there were 6,658,717,584 issued and outstanding shares of our common stock. Each holder of our common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.
The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present:

•	the affirmative vote of a majority of the shares having voting power present in person or by proxy will be required to elect the director nominee;

•
the affirmative vote of a majority of the shares having voting power present in person or by proxy will be required to ratify the appointment of Hein & Associates LLP as our independent registered public accounting firm for the year ending December 31, 2017;

•
unless otherwise required by our Second Amended and Restated Bylaws (the “Bylaws”) or by applicable law, the affirmative vote of a majority of the shares present having voting power in person or by proxy will be required to approve any other matter properly presented for a vote at the meeting; provided that if any stockholders are entitled to vote thereon as a class, such approval will require the affirmative vote of a majority of the shares entitled to vote as a class who are present in person or by proxy.

The vote on Proposal 3 (advisory vote on executive compensation) is a non-binding advisory vote. The Board of Directors will consider our executive officer compensation to have been approved by stockholders if Proposal 3 receives more votes “For” than “Against.”
Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting. Such inspectors will also determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm, in its discretion, may either leave your shares unvoted or vote your shares on routine matters. The election of directors and the advisory vote to approve executive compensation are considered non-routine matters. Consequently, without your voting instructions, your brokerage firm cannot vote your shares on these proposals. These unvoted shares, called “broker non-votes,” refer to shares held by brokers who have not received voting instructions from their clients and who do not have discretionary authority to vote on non-routine matters. The proposal to ratify the appointment of Hein & Associates LLP as our independent registered public accounting firm for the current fiscal year is considered a routine matter. To the extent your brokerage firm votes your shares on your behalf on these proposals, your shares also will be counted as present for the purpose of determining a quorum.

Abstentions shall have the same effect as a vote against Proposals 1 (election of directors), 2 (approval of auditors), and 3 (advisory vote on executive compensation).

Broker non-votes shall have no effect on the outcome of Proposals 1 (election of directors), 2 (approval of auditors), and 3 (advisory vote on executive compensation.
Voting of Proxies
When a proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting as directed. If no specification is indicated, the shares will be voted:

(1)	“for” the election of the director nominee set forth in this Proxy Statement;

(2)	“for” the ratification of the appointment of Hein & Associates LLP as our independent registered public accounting firm for the year ending December 31, 2016;

(3)	"for" the approval, on an advisory basis, of the compensation of our executive officers; and

(4)	at the discretion of your proxies on any other matter that may be properly brought before the Annual Meeting.

If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm, in its discretion, may either leave your shares unvoted or vote your shares on routine matters, which include the ratification of our independent registered public accounting firm.
Voting Confidentiality
Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.
Voting Results
Voting results will be announced at the Annual Meeting and published in a Form 8-K to be filed within four (4) business days after the Annual Meeting.
Householding of Proxy Materials
In a further effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies.

If: (1) you share an address with another stockholder and received only one set of proxy materials, and would like to request a separate paper copy of these materials; or (2) you share an address with another stockholder and in the future together you would like to receive only a single paper copy of these materials, please notify our Corporate Secretary by mail at 12300 North Grant Street, Thornton, Colorado 80241.
Proxy Solicitation
We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, or by mail, facsimile, telephone, messenger or via the Internet, without additional compensation.

EXECUTIVE OFFICERS AND DIRECTORS
Our executive officers, continuing directors and director nominees, their ages and positions with us as of June 21, 2017, are as follows:

Name	Age	Position
Victor Lee	49	President and Chief Executive Officer, Director
Amit Kumar, Ph.D.	52	Chairman of the Board, Director
Kim J. Huntley	62	Director
G. Thomas Marsh	73	Director

Mr. Winston Xu (Xu Biao) is a current director who is retiring from the board and who is not being nominated for a new term. His current term will end at the completion of the 2017 Annual Meeting.
Victor Lee (Lee Kong Hian) has been the President and Chief Executive Officer of Ascent Solar Technologies Inc. since February 1, 2012 and as a member of our Board since November 2011. Mr. Lee is the managing director of Tertius Financial Group Pte Ltd, a boutique corporate advisory and private investment firm he founded in February 2009. He brings more than 17 years of experience in corporate banking, real estate finance and investment management, and corporate advisory services at leading worldwide financial institutions. Mr. Lee began his career at Citibank N.A., in 1993, handling small and medium-sized corporate finance and progressed to a vice president position in the International Personal Banking Division. In 1999 he moved to Deutsche Bank AG as Vice President and in 2004 was promoted to managing director Singapore Market Head in the Private Wealth Management Division, where he was responsible for management of approximately $1 Billion in assets. From 2007 until 2009, he was with Morgan Stanley Private Wealth Management, most recently as executive director and head of Singapore/Malaysia markets. Mr. Lee holds a Bachelor's degree in Accounting from the University of Wisconsin and a Master's in Wealth Management from the Singapore Management University.
Amit Kumar, Ph.D. has served on our Board of Directors since June 2007 and as Chairman since January 2011. Dr. Kumar is currently President and CEO of Geo Fossil Fuels, LLC, a privately held Energy company. From September 2001 until June 30, 2010, Dr. Kumar was President and CEO of CombiMatrix Corporation (NASDAQ: CBMX). Previously, Dr. Kumar was Vice President of Life Sciences of Acacia Research Corp (NASDAQ: ACTG). From January 1999 to February 2000, Dr. Kumar was the founding President and Chief Executive Officer of Signature BioSciences, Inc., a life science company developing technology for advanced research in genomics, proteomics and drug discovery. From January 1998 to December 1999, Dr. Kumar was an Entrepreneur in Residence with Oak Investment Partners, a venture capital firm. From October 1996 to January 1998, Dr. Kumar was a Senior Manager at IDEXX Laboratories, Inc., a biotechnology company. From October 1993 to September 1996, Dr. Kumar was Head of Research & Development for Idetek Corporation, which was later acquired by IDEXX Laboratories, Inc. Dr. Kumar received his B.S. degree in chemistry from Occidental College. After joint studies at Stanford University and the California Institute of Technology, he received his Ph.D. in Chemistry from Caltech in 1991. He also completed a post-doctoral fellowship at Harvard University in 1993. Dr. Kumar has authored and co-authored over 40 peer-reviewed publications and holds a dozen patents. Dr. Kumar brings significant leadership experience as well as experience in photovoltaic research including work on energy conversion using cells made from silicon (single crystal, polycrystalline, and amorphous), gallium arsenide, indium phosphide, metal oxides and other materials. Dr. Kumar is a member of the Board of Directors of CopyTele, Inc. (OTC:COPY) and Aeolus Pharmaceuticals (OTC: AOLS).

Kim J. Huntley has served on our Board of Directors since June 2010. Mr. Huntley served in the Defense Logistics Agency (DLA) of the U.S. Department of Defense (DOD) for more than 32 years in positions of increasing responsibility. Most recently, from July 2008 until his retirement in January 2010, Mr. Huntley served as Director of the Defense Energy Support Center (DESC) in Fort Belvoir, Virginia. The DESC operates as part of the DLA and is responsible for providing energy solutions to the DOD and federal civilian agencies. As Director of the DESC, Mr. Huntley was the principal executive officer in charge of approximately 1,100 employees worldwide and over $25 billion in annual appropriations involving energy infrastructure and products. From March 2006 and immediately prior to becoming Director of the DESC, Mr. Huntley served in leadership roles involving supply chain management, including Deputy Commander for the Defense Supply Center in Richmond, Virginia and Columbus, Ohio, and as Executive Director of Customer Support and Readiness. From December 2003 to March 2006, Mr. Huntley served as Chief of the Customer Support Office in Fort Belvoir, Virginia. Mr. Huntley chaired the Inter Agency Working Group for Alternative Fuels and Renewable Energy from January 2009 to January 2010. The Group included senior energy representatives from DOD, DOE, EPA, and other major Federal Agencies. Mr. Huntley holds a B.A. degree in Economics from Golden Gate University and attended post-graduate courses in economics at California State University, Hayward. Mr. Huntley brings extensive supply chain, budget and defense industry experience to our Board.
G. Thomas Marsh has served on our Board of Directors since June 2010. In June 2006, Mr. Marsh retired as Executive Vice President of Lockheed Martin Space Systems Company, a subsidiary of Lockheed Martin Corporation. Lockheed Martin Space Systems designs, develops, tests, manufactures and operates advanced-technology systems, including human space flight systems, satellites and instruments, space observatories and interplanetary spacecraft, laser radar, fleet ballistic missiles, and missile defense systems. From 1969 until its merger in 1995 to form Lockheed Martin Corporation, Mr. Marsh worked at Martin Marietta Corporation, most recently in the position of President, Manned Space Systems. After 1995, he held positions of increasing responsibility within Lockheed Martin Corporation, including serving as President and General Manager of the Missiles and Space Operations business unit from 2002 until his appointment as Executive Vice President of Lockheed Martin Space Systems in 2003. Mr. Marsh was responsible for business operations and the activities of approximately 18,000 Space Systems employees. Mr. Marsh holds a B.S. degree in Electrical Engineering from the University of New Mexico, an M.B.A. from the University of Colorado, and attended the Massachusetts Institute of Technology’s Sloan School of Management. Mr. Marsh brings a background in executive management and deep experience with the space and defense industries to our Board.

CORPORATE GOVERNANCE
Overview
Our Bylaws provide that the size of our Board of Directors is to be determined from time to time by resolution of the Board of Directors, but shall consist of at least two and no more than nine members. Our Board of Directors currently consists of five members but will consist of four members following the 2017 Annual Meeting. The Board has determined that the following directors are “independent” as required by our corporate governance guidelines: Dr. Kumar, Mr. Huntley and Mr. Marsh.
Our Certificate of Incorporation provides that the Board of Directors will be divided into three classes. Our Class 1 director is Dr. Amit Kumar. Our Class 2 directors are Kim J. Huntley and G. Thomas Marsh. Our Class 3 directors are Victor Lee and Winston Xu. The current terms of Messrs. Lee and Xu will expire at the Company's 2017 annual stockholder meeting. Mr. Xu is retiring from the Board and is not being nominated for a new term. His current term will end at the completion of the 2017 Annual Meeting.
Board Leadership Structure and Role in Risk Oversight
We currently separate the roles of Chairman of the Board and Chief Executive Officer. We believe that Dr. Kumar possesses the strategic, technical and industry knowledge and expertise to serve as our Chairman. As President and Chief Executive Officer, Mr. Lee is responsible for day-to-day oversight of our operations and personnel. Notwithstanding the foregoing, our Board does not have a formal policy regarding separation of the Chairman and Chief Executive Officer roles, and the Board may in the future decide to implement such a policy if it deems it in the best interests of us and our stockholders. The Board does not have a lead independent director.
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and the risks we face. In addition, the Audit Committee regularly monitors our enterprise risk, including financial risks, through reports from management. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of our management and affairs through the Board’s standing committees and, when necessary, executive sessions of the independent directors.
Committees of the Board of Directors
Our Board has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Each committee operates pursuant to a charter. The charters of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee can be found on our website www.ascentsolar.com.
Audit Committee. Our Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with independent auditors, and audits of financial statements. Specific responsibilities include the following:

•	selecting, hiring and terminating our independent auditors;

•	evaluating the qualifications, independence and performance of our independent auditors;

•	approving the audit and non-audit services to be performed by our independent auditors;

•	reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies;

•	reviewing and monitoring the enterprise risk management process;

•	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	reviewing, with management and our independent auditors, any earnings announcements and other public announcements regarding our results of operations; and

•	preparing the report that the SEC requires in our annual proxy statement.
Our Audit Committee is comprised of Mr. Huntley, Dr. Kumar and Mr. Marsh. Mr. Huntley serves as Chairman of the Audit Committee. The Board has determined that all members of the Audit Committee are independent and that Mr. Huntley qualifies as an “audit committee financial expert,” as defined by the rules of the SEC.

Compensation Committee. Our Compensation Committee assists our Board in determining the development plans and compensation of our officers, directors and employees. Specific responsibilities include the following:

•	approving the compensation and benefits of our executive officers;

•	reviewing the performance objectives and actual performance of our officers; and

•	administering our stock option and other equity compensation plans.
The Compensation Committee reviews all components of compensation including base salary, bonus, equity compensation, benefits and other perquisites. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship and how all elements, in the aggregate, comprise the executives’ total compensation packages. The CEO makes recommendations to the Compensation Committee from time to time regarding the appropriate mix and level of compensation for other officers. Those recommendations consider the objectives of our compensation philosophy and the range of compensation programs authorized by the Compensation Committee. The Compensation Committee may determine director compensation by reviewing peer group data. Although the Compensation Committee has the authority to retain outside third parties, it does not currently utilize any outside consultants. The Compensation Committee may delegate certain of its responsibilities, as it deems appropriate, to other committees or officers.
Our Compensation Committee is comprised of Mr. Marsh, Mr. Huntley and Dr. Kumar. Mr. Marsh serves as Chairman of the Compensation Committee. Our Board has determined that all members of the Compensation Committee are independent.
Nominating and Governance Committee. Our Nominating and Governance Committee assists our Board by identifying and recommending individuals qualified to become members of our Board, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our corporate governance guidelines. Specific responsibilities include the following:

•	evaluating the composition, size and governance of our Board and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

•	establishing a policy for considering stockholder nominees for election to our Board; and

•	evaluating and recommending candidates for election to our Board.

Our Nominating and Governance Committee is comprised of Dr. Kumar, Mr. Huntley, and Mr. Marsh. Dr. Kumar serves as Chairman of our Nominating and Governance Committee. Our Board has determined that all members of the Nominating and Governance Committee are independent.
When considering potential director candidates for nomination or election, the following characteristics are considered in accordance with our Nominating and Governance Committee Charter:

•	high standard of personal and professional ethics, integrity and values;

•	training, experience and ability at making and overseeing policy in business, government and/or education sectors;

•	willingness and ability to keep an open mind when considering matters affecting interests of us and our constituents;

•	willingness and ability to devote the time and effort required to effectively fulfill the duties and responsibilities related to the Board and its committees;

•	willingness and ability to serve on the Board for multiple terms, if nominated and elected, to enable development of a deeper understanding of our business affairs;

•	willingness not to engage in activities or interests that may create a conflict of interest with a director’s responsibilities and duties to us and our constituents; and

•	willingness to act in the best interests of us and our constituents, and objectively assess Board, committee and management performances.
In addition, in order to maintain an effective mix of skills and backgrounds among the members of our Board, the following characteristics also may be considered when filling vacancies or identifying candidates:

•	diversity (e.g., age, geography, professional, other);

•	professional experience;

•	industry knowledge (e.g., relevant industry or trade association participation);

•	skills and expertise (e.g., accounting or financial);

•	leadership qualities;

•	public company board and committee experience;

•	non-business-related activities and experience (e.g., academic, civic, public interest);

•	continuity (including succession planning);

•	size of the Board;

•	number and type of committees, and committee sizes; and

•	legal and other applicable requirements and recommendations, and other corporate governance-related guidance regarding Board and committee composition.
The Nominating and Governance Committee will consider candidates recommended by stockholders who follow the nomination procedures in our bylaws. The Nominating and Governance Committee does not have a formal policy with respect to diversity; however, as noted above, the Board and the Nominating and Governance Committee believe that it is essential that Board members represent diverse viewpoints.

Number of Meetings

The Board held a total of 17 meetings in 2016. Our Audit Committee held 7 meetings, our Compensation Committee held 4 meetings, and our Nominating and Governance Committee held 4 meetings in 2016. With the exception of Winston Xu, each director attended at least 75% of the aggregate of the total number of meetings of the Board and the Board committees on which he served.

Board Member Attendance at Annual Stockholder Meetings

Although we do not have a formal policy regarding director attendance at annual stockholder meetings, directors are encouraged to attend these annual meetings absent extenuating circumstances. Our 2016 annual meeting was attended by one director serving at the time.

Stockholder Nominations

In accordance with our Bylaws, a stockholder wishing to nominate a director for election at an annual or special meeting of stockholders must timely submit a written proposal of nomination to us at our executive offices. To be timely, a written proposal of nomination for an annual meeting of stockholders must be received at least 90 calendar days but no more than 120 calendar days before the first anniversary of the date on which we held our annual meeting of stockholders in the immediately preceding year; provided, however, that in the event that the date of the annual meeting is advanced or delayed more than 30 calendar days from the anniversary of the annual meeting of stockholders in the immediately preceding year, the written proposal must be received: (i) at least 90 calendar days but no more than 120 calendar days prior to the date of the annual meeting; or (ii) no more than 10 days after the date we first publicly announce the date of the annual meeting. A written proposal of nomination for a special meeting of stockholders must be received no earlier than 120 calendar days prior to the date of the special meeting nor any later than the later of: (i) 90 calendar days prior to the date of the special meeting; and (ii) 10 days after the date we first publicly announce the date of the special meeting.
Each written proposal for a nominee must contain: (i) the name, age, business address and telephone number, and residence address and telephone number of the nominee; (ii) the current principal occupation or employment of each nominee, and the principal occupation or employment of each nominee for the prior ten (10) years; (iii) a complete list of companies, whether publicly traded or privately held, on which the nominee serves (or, during any of the prior ten (10) years, has served) as a member of the board of directors; (iv) the number of shares of our common stock that are owned of record and beneficially by each nominee; (v) a statement whether the nominee, if elected, intends to tender, promptly following such person’s failure to receive the required vote for election or reelection at the next meeting at which the nominee would face election or reelection, an irrevocable resignation effective upon acceptance of such resignation by the Board; (vi) a completed and signed questionnaire, representation and agreement relating to voting agreements or commitments to which the nominee is a party; (vii) other information concerning the nominee that would be required in a proxy statement soliciting the nominee’s election; and (viii) information about, and representations from, the stockholder making the nomination.

A stockholder interested in submitting a nominee for election to the Board of Directors should refer to our Bylaws for additional requirements. Upon receipt of a written proposal of nomination meeting these requirements, the Nominating and Governance Committee of the Board will evaluate the nominee in accordance with its charter and the characteristics listed above.

Director Compensation

In 2016, our independent directors each earned an annual cash retainer of $20,000 and restricted stock units valued at $35,000 based on the closing price of our common stock on December 31, 2015. In addition, an independent director earned: (1) for serving as a Board committee member, restricted stock unit awards valued at $10,000 based on the closing price of our common stock as of December 31, 2015; (2) for serving as a committee chairman, restricted stock unit awards valued at $20,000 based on the closing price of our common stock on December 31, 2015; and (3) for serving as chairman of the Board, additional cash compensation of $100,000 and restricted stock unit awards valued at $40,000 based on the closing price of our common stock on December 31, 2015.
The following Director Compensation Table summarizes the compensation of each of our non-employee directors for services rendered to us during the year ended December 31, 2016:
2016 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Comp ($)	Total ($)
Amit Kumar	120,000	114,998	—	234,998
Kim J. Huntley	20,000	74,998	—	94,998
G. Thomas Marsh	20,000	74,998	—	94,998

Victor Lee	—	—	—	—
Winston Xu(3)	—	—	—	—

(1)	Cash director fees earned in 2016 were not paid and are not expected to be paid until the Company's cash flow and liquidity improves.

(2)	Represents the aggregate grant date fair value of restricted stock unit awards computed in accordance with FASB ASC Topic 718 for awards of stock granted during the year ended December 31, 2016.

(3)	Mr. Xu received no compensation in 2016 for services provided to the Company's Asian subsidiary.
In addition to the fees listed above, we reimburse the directors for travel expenses submitted to us related to their attendance at meetings of the Board or its committees. The directors did not receive any other compensation or personal benefits.
Code of Ethics
We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and other senior finance and accounting staff. The code is designed to, among other things, deter wrongdoing and to promote the honest and ethical conduct of our officers and employees. The text of our code of ethics can be found on our Internet website at www.ascentsolar.com. If we effect an amendment to, or waiver from, a provision of our code of ethics, we intend to satisfy our disclosure requirements by posting a description of such amendment or waiver on that Internet website or via a current report on Form 8-K.
Communication with the Board of Directors
Stockholders may communicate with the Board by sending correspondence to our Chairman, c/o the Corporate Secretary, at our corporate address on the cover of this Proxy Statement. It is our practice to forward all such correspondence to our Chairman, who is responsible for determining whether to relay the correspondence to the other members of the Board.

EXECUTIVE COMPENSATION
Compensation of Executive Officers in 2016
The following Summary Compensation Table sets forth certain information regarding the compensation of our principal executive officer for services rendered in all capacities to us during the years ended December 31, 2016 and 2015.
Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Comp($)(4)	Total ($)
Victor Lee - Chief Executive Officer	2016	325,385	—	36,000	12,000	—	373,385
	2015	311,589	—	—	245,647	—	557,236

(1)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards of stock awards granted during the years ended December 31, 2016 and 2015.

(2)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for options granted during the years ended December 31, 2016 and 2015.
Executive Employment Agreements
On April 4, 2014, we entered into an employment agreement with Mr. Lee. The employment agreement provides that Mr. Lee will receive an annual base salary of $300,000, subject to annual adjustments as determined by our board. Mr. Lee will also be eligible for an annual bonus of up to 100% of his base salary as determined at the sole discretion of our board or compensation committee. Under this agreement, if the Company terminates Mr. Lee without cause, Mr. Lee is entitled to receive twelve months of base salary from the date of termination. In addition, if Mr. Lee is terminated without Cause, an additional portion of his stock options will become vested. In addition, the employment agreement provides that Mr. Lee is eligible to participate in the Company’s standard benefit plans and programs.
As provided in the employment agreement, Mr. Lee was granted stock options to purchase 1,000 shares of the Company’s common stock. These options vest in four equal annual installments on the first, second, third and fourth anniversaries of the employment agreement date, with an exercise price of $110.00 per share. These options expire on April 4, 2024.
The following table sets forth information concerning the outstanding equity awards granted to the named executive officers as of December 31, 2016.

Outstanding Equity Awards at Fiscal Year-End 2016

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options(#)		Option Exercise Price($/sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (2)	Market Value of Shares or Units of Stock That Have Not Vested
Name	Exercisable	Unexercisable
Victor Lee (1)	1,000	—	$130.00	3/1/2023	—	—
	500	500	$110.00	4/4/2024	—	—
	5,000	5,000	$20.20	2/11/2025	—	—
	—	10,000	$12.20	6/18/2025	—	—
	—	10,000	$1.20	3/10/2026	15,000	$43.50

Vesting dates of securities underlying unexercised options and stock awards not yet vested as of December 31, 2016:

(1)
$130.00 options - 500 vested on 3/1/14 and 500 vested on 3/1/15. $110.00 Options - 250 vested on 4/4/15, 250 vested on 4/4/16, 250 vesting on 4/4/17, and 250 vesting on 4/4/18. $20.20 Options - 5,000 vested on 2/11/16 and 5,000 vesting on 2/11/17. $12.20 Options - 5,000 vesting on 6/18/17 and 5,000 vesting on 6/18/19. $1.20 options - 5,000 vesting on 3/10/17 and 5,000 vesting on 3/10/18.

(2)	15,000 vest on 3/10/17

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
Securities Authorized for Issuance under Equity Compensation Plans
The following table sets forth information as of December 31, 2016 relating to all of our equity compensation plans:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	67,017	$41.98	685,323

(1)	This column does not include 164,119 restricted stock awards or units.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows information regarding the beneficial ownership of our common stock by our directors, executive officers, former executive officers and greater than 5% beneficial owners as of June 21, 2017.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power and all shares issuable upon exercise of options or the vesting of restricted stock within 60 days of June 21, 2017. For purposes of calculating the percentage of our common stock beneficially owned, the number of shares of our common stock includes 6,658,717,584 shares of our common stock outstanding as of June 21, 2017.
Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned. The address for each director or named executive officer is c/o Ascent Solar Technologies, Inc., 12300 North Grant Street, Thornton, Colorado 80241.

Name of Beneficial Owner	No. of Shares Beneficially Owned	Percentage
5% Stockholders:
Hong Kong Boone Group Limited (1)	1,663,639,114	19.99%
Redwood Management LLC (2)	739,035,542	9.99%
Global Ichiban Ltd. (3)	731,646,000	9.90%
Seng Wei Seow (4)	731,646,000	9.90%
BayBridge Capital, LLC (5)	731,646,000	9.90%
Bay Private Equity Inc. (6)	354,464,285	5.05%
Tertius Financial Group Pte. Ltd. (7)	333,333,333	5.01%
Named Executive Officers and Directors:
Victor Lee (8)	56,750	*
Amit Kumar, Ph D.	46,751	*
Kim J. Huntley	29,487	*
G. Thomas Marsh	30,583	*
Winston Xu (9)	57,500	*
All directors and executive officers as a group (5 persons)	221,071	*
* Less than 1.0%

(1)
The address of Hong Kong Boone Group Limited (“Boone”) is Room 1117, Hollywood Plaza, 610 Nathan Road, Mongkok, Kowloon, Hong Kong. Consists of shares of common stock issuable upon the conversion of a portion of the 2,000 shares of Series K preferred stock which this party has the right to acquire within sixty days of June 21, 2017 pursuant to that certain Securities Purchase Agreement dated as of February 8, 2017. The Series K preferred stock contains conversion, exercise and issuance limitations providing that Boone may not be issued shares of common stock (whether by means of conversion of Series K preferred stock or otherwise) if after giving effect to such issuance Boone would beneficially own in excess of 19.99% of the Company's outstanding shares of common stock. Does not include any other shares of common stock that may be issued in the future in connection with such 2,000 shares of Series K preferred stock that could be issued to Boone if such 19.99% limitation does not apply. Also does not include shares of common stock issuable upon the conversion of additional shares of Series K preferred stock which this party has the right to acquire later than within sixty days of June 21, 2017.

(2)
The address of Redwood Management LLC is 16850 Collins Avenue, Suite 112-341, Sunny Isles Beach, Florida 33160. Consists of shares of common stock owned as of June 21, 2017 and additional shares of common stock issuable as of such date upon conversion of shares of Series E preferred stock, Series F preferred stock, and secured convertible promissory notes held by Redwood Management LLC and certain affiliated parties (“Redwood”). The Series E preferred stock, Series F preferred stock and secured convertible promissory notes contain conversion, exercise and issuance limitations providing that Redwood may not be issued shares of common stock (whether by means of conversion of Series E preferred stock, Series F preferred stock, or secured convertible promissory notes or otherwise) if after giving effect to such issuance Redwood would beneficially own in excess of 9.99% of the Company's outstanding shares of common stock. Does not include any other shares of common stock that may be issued in the future in connection with the Series E preferred stock, Series F preferred stock, and secured convertible promissory notes that could be issued to Redwood if such 9.99% limitation does not apply.

(3)
The address of Global Ichiban Ltd. (“Global Ichiban”) is 20 Cross Street #02-18, China Square Central, Singapore 048422. Consists of shares of common stock owned as of June 21, 2017 and additional shares of common stock issuable as of such date upon conversion of shares of Series G preferred stock and Series J preferred stock held by Global Ichiban. The Series G preferred stock and Series J preferred stock contain conversion, exercise and issuance limitations providing that Global Ichiban may not be issued shares of common stock (whether by means of conversion of Series G preferred stock or Series J preferred stock, or otherwise) if after giving effect to such issuance Global Ichiban would beneficially own in excess of 9.9% of the Company's outstanding shares of common stock. Does not include any other shares of common stock that may be issued in the future in connection with the Series G preferred stock or Series J preferred stock that could be issued to Global Ichiban if such 9.9% limitation does not apply.

(4)
The address for Seng Wei Seow (“Seow”) is 17 Jalan Haji Salam, Singapore 468784. Consists of shares of common stock owned as of June 21, 2017 and additional shares of common stock issuable as of such date upon conversion of shares of Series A preferred stock and Series G preferred stock held by Seow. The Series A preferred stock and Series G preferred stock contain conversion, exercise and issuance limitations providing that Seow may not be issued shares of common stock (whether by means of conversion of Series A preferred stock or Series G preferred stock or otherwise) if after giving effect to such issuance Seow would beneficially own in excess of 9.9% of the Company's outstanding shares of common stock. Does not include any other shares of common stock that may be issued in the future in connection with the Series A preferred stock or Series G preferred stock that could be issued to Seow if such 9.9% limitation does not apply.

(5)
The address of BayBridge Capital, LLC is 401 E Las Olas Blvd., Fort Lauderdale, FL. Consists of shares of common stock owned as of June 21, 2017 and additional shares of common stock issuable as of such date upon conversion of shares of Series J preferred stock. The Series J preferred stock contains conversion, exercise and issuance limitations providing that BayBridge Capital may not be issued shares of common stock (whether by means of conversion of Series J preferred stock or otherwise) if after giving effect to such issuance Baybridge Capital would beneficially own in excess of 9.9% of the Company's outstanding shares of common stock. Does not include any other shares of common stock that may be issued in the future in connection with the Series J preferred stock that could be issued to BayBridge Capital if such 9.9% limitation does not apply.

(6)
The address of Bay Private Equity Inc. is 2727 Steeles Ave. W. Suite 403, Toronto, Ontario, Canada. Consists of shares of common stock owned as of June 21, 2017 and additional shares of common stock issuable as of such date upon conversion of shares of Series G preferred stock.

(7)
The address of Tertius Financial Group Pte. Ltd. (“Tertius”) is c/o Ascent Solar Technologies, Inc., 12300 North Grant Street, Thornton, Colorado 80241. Consists of shares of common stock owned as of June 21, 2017.

(8)
Does not include 293,681 shares of common stock held by TFG Radiant Investment Group Ltd. (“TFG Radiant”). Does not include 333,333,333 shares of common stock held by Tertius Financial Group Pte. Ltd. (“Tertius”). Mr. Lee is managing director and a 50% owner of Tertius. Tertius is a 17% owner of TFG Radiant. Mr. Lee disclaims beneficial ownership of our securities held by TFG Radiant or by Tertius except to the extent of his pecuniary interest.

(9)
Does not include 293,681 shares of common stock held by TFG Radiant. Mr. Xu is an investor in TFG Radiant, and disclaims beneficial ownership of our securities held by TFG Radiant except to the extent of his pecuniary interest therein.

RELATED PARTY TRANSACTIONS
Relationship with TFG Radiant
TFG Radiant owns less than 1% of the Company's outstanding common stock as of June 21, 2017. In February 2012, the Company announced the appointment of Victor Lee as President and Chief Executive Officer. Mr. Lee had served on the Company's Board of Directors since November 2011 and is currently the managing director of Tertius Financial Group Pte Ltd, the joint venture partner with Radiant Group in TFG Radiant. In April 2012, the Company appointed the Chairman of TFG Radiant, Mr. Winston Xu (aka Xu Biao), as a member of its Board of Directors. Mr. Xu is retiring from the Board, and his current term will expire at the 2017 Annual Meeting.
During 2015, the Company entered into a two securities purchase agreements with TFG Radiant for an aggregate private placement of 100,000 shares of our common stock which resulted in aggregate gross proceeds of approximately $2 million. See Notes 20 and 23 to our Consolidated Financial Statements for more information.
Relationship with Tertius Financial Group Pte. Ltd.
Tertius Financial Group Pte. Ltd. (“Tertius”) is an investment firm located in Singapore. Victor Lee, the Company’s President and CEO, is a managing director and 50% owner of Tertius. As of June 21, 2017 Tertius owned 5.01% of the Company's outstanding common stock.
On August 29, 2016 the Company issued a $330,000 original issue discount note to Tertius Financial Group (“TFG”), in exchange for $300,000 of gross proceeds. On December 6, 2016, the Company issued a new $600,000 original issue discount note to Tertius in exchange for (i) $200,000 of additional gross proceeds and (ii) cancellation of the existing outstanding $330,000 note. This note bears interest at a rate of 6% per annum and will mature December 31, 2017. This note is not convertible into equity shares of the Company and is unsecured. See Notes 9 and 23 to our Consolidated Financial Statements for more information.
On January 19, 2017, the Company issued 333,333,333 shares of unregistered common stock in a private placement to Tertius pursuant to a Securities Purchase Agreement (the "SPA").

Pursuant to the SPA, the Company issued the 333,333,333 shares to TFG in exchange for cancellation of its $600,000 promissory note (including accrued interest of approximately $4,340) that was issued by the Company on December 6, 2016. The SPA does not provide any registration rights for the shares issued to TFG.

Relationship with Hong Kong Boone Group Limited
On February 8, 2017, the Company, entered into a securities purchase agreement (“Series K SPA”) with a Hong Kong Boone Group Limited ("Boone"), for the private placement of up to $20,000,000 of the Company’s newly designated Series K Convertible Preferred Stock (“Series K Preferred Stock”).
Under the agreement, the Company is scheduled to sell 1,000 shares of Series K Preferred Stock to Boone in exchange for $1,000,000 of gross proceeds on or before each of (i) February 24, 2017, (ii) March 27, 2017, (iii) April 27, 2017, (iv) May 27, 2017 and (v) June 27, 2017. The Company will sell 15,000 shares of Series K Preferred Stock to Boone in exchange for $15,000,000 of gross proceeds on or before July 27, 2017. The closing of this tranche is conditioned upon the Company and Investor agreeing to mutually satisfactory restrictions providing that Company’s use of such $15,000,000 proceeds shall be limited to $1,000,000 per month. As of June 21, 2017, $3.35 million in cash proceeds have been received from Boone. The Company expects to receive the full funding amount outlined above during 2017 in various tranches.

The Series K Preferred Stock ranks senior to the Company’s common stock in respect to dividends and rights upon liquidation. The Series K Preferred Stock will not have voting rights and the holders of the Series K Preferred Stock will not be entitled to any fixed rate of dividends.

The shares of the Series K Preferred Stock will be convertible at the option of the holder into common stock at a fixed conversion price equal to $0.004. At no time may the Series K Preferred Stock be converted if the number of shares of common stock to be received by Investor pursuant to such conversion, when aggregated with all other shares of common stock then beneficially (or deemed beneficially) owned by Investor, would result in Investor beneficially owning more than 19.99% of all common stock then outstanding.

The Company is required to redeem for cash any outstanding shares of the Series K Preferred Stock at a price per share equal to $1,000 plus any accrued but unpaid dividends (if any) thereon on the fifth anniversary of the date of the original issue of such shares.

Upon our liquidation, dissolution or winding up, holders of Series K Preferred Stock will be entitled to be paid out of our assets, prior to the holders of our common stock, an amount equal to $1,000 per share plus any accrued but unpaid dividends (if any) thereon.

As of June 21, 2017, Boone owns 300 Series K Preferred shares. Boone has previously converted 3,200 shares of Series K Preferred Stock for 800,000,000 shares of common stock.

Relationship with Redwood Management, LLC
As of June 21, 2017, the Company has entered into several financing agreements with Redwood Management, LLC and certain affiliated entities ("Redwood"). As of June 21, 2017, Redwood owns 80 shares of Series E Preferred Stock, 160 shares of Series F Preferred Stock, certain secured convertible notes with an outstanding principal amount of approximately $746,000, and certain unsecured convertible notes with a outstanding principal amount of approximately $130,000. For further discussion on these instruments, please refer to Notes 12, 13, 15, and 16 to our Consolidated Financial Statements.

Relationship with Seng Wei Seow
As of June 21, 2017, the Company has entered into several financing agreements with Seng Wei Seow ("SWS"). As of June 21, 2017, SWS owns 60,756 shares of Series A Preferred Stock, 165 shares of Series G Preferred Stock, is the owner of convertible notes with an outstanding principal amount of $330,000, and is the owner of certian promissory notes with an outstanding principal amount of $825,000. For further discussion on these instruments, please refer to Notes 9, 14, 18, 19, and 20 to our Consolidated Financial Statements.

Relationship with Global Ichiban Ltd.
As of June 21, 2017, the Company has entered into several financing agreements with Global Ichiban Ltd ("Global"). Global owns 400 shares of Series J Preferred Stock. For further discussion on these instruments, please refer to Note 17 to our Consolidated Financial Statements.

In addition to the instrument listed above, the Company has entered into several promissory notes with Global. The promissory notes have maturities of six months from the respective dates of issue and bear interest of 12% per annum. As of June 21, 2017 the principal balance of the promissory notes was $3,400,000. For further discussion on these promissory notes, please refer to Notes 9 and 27 to our Consolidated Financial Statements.

Relationship with BayBridge Capital, LLC
As of June 21, 2017, BayBridge Capital owns 675 shares of Series J Preferred Stock. For further discussion on this instrument, please refer to Note 17 to our Consolidated Financial Statements.

On April 6, 2017, the Company entered into a note agreement in the amount of $103,000 with BayBridge Capital. The note bears interest at 10% per annum and matures on October 6, 2017. Principal and interest on this note are payable at maturity. This note is not convertible into equity shares of the Company and is unsecured.

Relationship with Bay Private Equities
As of June 21, 2017, Bay Private Equities owns 90 shares of Series G Preferred Stock. For further discussion on this instrument, please refer to Note 14 to our Consolidated Financial Statements.

Policies and Procedures with Respect to Transactions with Related Persons
The Board recognizes that related person transactions can present a heightened risk of potential or actual conflicts of interest. Accordingly, our Audit Committee charter requires that all such transactions will be reviewed and subject to approval by members of our Audit Committee, which will have access, at our expense, to our or independent legal counsel. Future transactions with our officers, directors or greater than five percent stockholders will be on terms no less favorable to us than could be obtained from independent third parties.

Director Independence

Our Board of Directors has determined that three out of our five directors are independent directors, in accordance with our corporate governance guidelines. The independent directors are Messrs. Kumar, Huntley and Marsh.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors, officers, and persons that own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10 percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
Based solely upon our review of the copies of such forms received by us during the fiscal year ended December 31, 2016, we believe that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10 percent of our common stock complied with all Section 16(a) filing requirements in a timely manner during such fiscal year.

PRINCIPAL ACCOUNTANTS
Principal Accounting Fees and Services
Fees for audit and related services by our accounting firm, Hein & Associates LLP, for the years ended December 31, 2016 and 2015 were as follows:

	2016	2015
Audit fees	$236,530	$208,000
Audit related fees	15,600	16,000
Total audit and audit related fees	$252,130	$224,000
Tax fees	—	2,500
All other fees	—	—
Total Fees	$252,130	$226,500
Audit fees for Hein & Associates LLP for fiscal year 2016 and 2015 represent aggregate fees during the audit of the financial statements, interim reviews of the quarterly financial statements and consents and comfort letters.
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. All audit and non-audit services performed by our independent accountants have been pre-approved by our Audit Committee to assure that such services do not impair the auditors’ independence from us.

Attendance at Annual Meeting
Representatives of Hein & Associates LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Accounting Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T (as superseded by Statement on Auditing Standards No. 114). The Audit Committee also has received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountants the accountants’ independence. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2016.
Respectfully submitted,
AUDIT COMMITTEE
Kim J. Huntley, Chairman
Amit Kumar
G. Thomas Marsh

PROPOSAL NO. 1 – ELECTION OF DIRECTORS
Overview
There are currently five members of our Board. Our Class 1 director is Dr. Amit Kumar. Our Class 2 directors are Kim J. Huntley and G. Thomas Marsh. Our Class 3 directors are Victor Lee and Winston Xu (Xu Biao).
The terms of Messrs. Lee and Xu are scheduled to expire at this Annual Meeting. Our Board has nominated Mr. Lee to serve as our Class 3 director until the 2020 annual meeting and until his successor is duly elected and qualified.
Nominees
Upon the recommendation of our Nominating and Governance Committee, the Board has nominated Mr. Lee to serve as our Class 3 director until the 2020 annual meeting and until their successors are duly elected and qualified.
Vote Required
The affirmative vote of a majority of shares with voting power present in person or by proxy will be required to elect the director nominee.
Recommendation
The Board recommends that stockholders vote FOR the election of Mr. Lee.
Unless marked otherwise, proxies received will be voted FOR the election of the director nominee.

PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF HEIN & ASSOCIATES LLP
Overview
The Audit Committee has engaged the registered public accounting firm of Hein & Associates LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2017. Hein & Associates LLP audited our financial statements for the years ended December 31, 2016 and 2015. Please refer to “Principal Accountants” above for information about fees and services paid to Hein & Associates LLP in 2016 and 2015, and our Audit Committee’s pre-approval policies.
Representatives of Hein & Associates LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Vote Required
The affirmative vote of a majority of the shares with voting power present in person or by proxy will be required to ratify the appointment of Hein & Associates LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2017.
Recommendation
The Board recommends that shareholders vote “FOR” the proposal to ratify the appointment of Hein & Associates LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2017.
Unless marked otherwise, proxies received will be voted FOR ratification of Hein & Associates LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2017.

PROPOSAL 3 – NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
Overview
Section 14A of the Securities Exchange Act requires public companies to conduct a separate stockholder advisory vote on executive compensation as disclosed in the Executive Compensation section of the annual proxy statement. While this advisory vote, commonly referred to as a “say-on-pay” vote, is non-binding, the Board of Directors and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation programs.

We urge stockholders to carefully read the Executive Compensation section of this proxy statement, which describes the executive compensation paid to our executive officers. Our Board of Directors and our Compensation Committee believe that the compensation paid to our executive officers is effective in achieving our compensation objectives.
In accordance with Section 14A of the Securities Exchange Act, we are asking stockholders to approve the following advisory resolution at the 2017 Annual Meeting:
RESOLVED, that the stockholders of Ascent Solar Technologies, Inc. approve, on an advisory basis, the compensation of the Company's executive officers as disclosed in the Executive Compensation section of the proxy statement for the Company's 2017 Annual Meeting.
Vote Required
The resolution will be approved by stockholders if it receives more votes "For" than "Against."
Recommendation
The Board recommends that stockholders vote FOR the resolution. Unless marked otherwise, proxies received will be voted FOR the resolution.

ANNUAL REPORT ON FORM 10-K
On April 17, 2017, we filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 with the SEC. A copy of the Annual Report (as amended on May 1, 2017) has been sent or made available concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. Our financial statements and management’s discussion and analysis of financial condition and results of operations are incorporated by reference to our Annual Report.

STOCKHOLDER PROPOSALS
Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.
Stockholder Proposals to be Included in the Proxy Statement
To be considered for inclusion in our proxy materials for the 2018 Annual Meeting of Stockholders, a stockholder proposal must be received in writing at our offices, 12300 North Grant Street, Thornton, Colorado 80241, no later than February 22, 2018.
Stockholder Proposals Not to be Included in the Proxy Statement
If you wish to make a stockholder proposal at the 2018 Annual Meeting of Stockholders that is not intended to be included in our proxy materials for that meeting, you generally must provide appropriate notice to us in the manner specified in our Bylaws between April 4, 2018 and May 4, 2018. Furthermore, a proxy for our 2018 Annual Meeting of Stockholders may confer discretionary authority to vote on any matter not submitted to us by May 7, 2018.

OTHER BUSINESS
We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, the persons named as proxies intend to vote the shares they represent as the Board may recommend.
BY ORDER OF THE BOARD OF DIRECTORS
Victor Lee
President and Chief Executive Officer
June 23, 2017
Thornton, Colorado

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on August 3, 2017.

Vote by Internet
		•	Log on to the Internet and go to www.investorvote.com/ASTI
		•	Follow the steps outlined on the secured website.

Vote by telephone
		•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	•	Follow the instructions provided by the recorded message.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — Board of Directors recommends a vote FOR the following nominee in Proposal 1 and FOR Proposals 2 and 3.
1	To elect one Class 3 director to serve until the 2020 annual meeting of stockholders and until their successors have been elected and qualified

01- Victor Lee

	☐	For	☐	Withhold	☐	Withhold Authority to vote for any individual nominee. Write number(s) of nominee(s) below. Use number only.

						For	Against	Abstain
2	To ratify the Audit Committee’s appointment of Hein & Associates LLP as our independent registered public accounting firm for the year ending December 31, 2017.					☐	☐	☐
						For	Against	Abstain
3	Non-binding advisory approval of the compensation of our executive officers.					☐	☐	☐
						For	Against	Abstain

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.				Signature 1 — Please keep signature within the box.		Signature 2 — Please keep signature within the box
/ /

01BVLB

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — ASCENT SOLAR TECHNOLOGIES, INC.
12300 North Grant Street
Thornton, CO 80241
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 3, 2017
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Victor Lee and Carey Schroeder, and each of them individually, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of Ascent Solar Technologies, Inc., a Delaware corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Ascent to be held on August 3, 2017, at 2:00 p.m., Mountain time, at the Ascent Solar offices, 12300 Grant Street, Thornton, Colorado 80241, and at any adjournment thereof (the “Annual Meeting”), upon matters properly coming before the meeting.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.
UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTOR NOMINEE IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3 AND AT THE DISCRETION OF YOUR PROXY ON ANY OTHER MATTER THAT MAY BE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.
Please date, sign and mail your proxy card in the envelope provided as soon as possible.
Continued and to be dated and signed on reverse side.